Northwestern Mutual Series Fund, Inc.

Statement of Additional Information Supplement

Dated December 20, 2016

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2016, as supplemented June 16, 2016, June 30, 2016, August 19, 2016, October 7, 2016 and October 11, 2016. You should read this Supplement together with the SAI.

Special Meeting of Shareholders

At the Fund’s Special Meeting of Shareholders held on November 9, 2016, shareholders elected (or re-elected) eight directors to the Fund’s Board of Directors and approved other matters presented to them in the Notice of Special Meeting of Shareholders and Proxy Statement. The SAI is hereby revised as follows:

Fundamental Investment Policy Concerning Commodities

At the Special Meeting of Shareholders, the shareholders of each of the Fund’s portfolios approved a modification to the fundamental investment policy concerning commodities for each of the Fund’s portfolios. Accordingly, effective as of the date of this Supplement, fundamental investment policy number 5 under the heading “INVESTMENT POLICIES – Investment Restrictions – Commodities” is deleted and replaced with the following:

“Commodities. A Portfolio may not purchase or sell commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Portfolio.”

Updated Information Concerning the Board of Directors and Management of the Fund

At the Special Meeting of Shareholders, the Fund’s shareholders elected three new directors to the Fund’s Board of Directors: William J. Gerber; David Ribbens; and Donald M. Ullmann. Shareholders also elected (or re-elected) the Fund’s currently serving directors, except Michael G. Smith, who will retire as a director of the Fund effective December 31, 2016 in accordance with the Fund’s By-laws. Accordingly, effective January 1, 2017, the following revisions are made:

All references to Michael G. Smith are deleted from the SAI.

Under the heading “MANAGEMENT OF THE FUND – General”, the fourth sentence is deleted and replaced with the following: “The Board is currently comprised of eight directors.”

Under the heading “MANAGEMENT OF THE FUND – Board Leadership Structure”, the first sentence of the fourth paragraph is deleted and replaced with the following: “Seven of the eight directors are not “interested persons” as defined in the 1940 Act (“Independent Directors”).

Under the heading “MANAGEMENT OF THE FUND – Board Committees”, the first paragraph is revised to reflect that Messrs. Gerber, Ribbens, and Ullmann each serve as a member of the Fund’s Nominating, Audit, Investment Oversight, and Regulatory and Compliance Committees.

Under the heading “MANAGEMENT OF THE FUND – Board Role in Risk Oversight”, the disclosure is revised to reflect that Messrs. Gerber, Ribbens, and Ullmann each serve as a member of the Fund’s Audit, Investment Oversight, and Regulatory and Compliance Committees, and that the Investment Oversight Committee is chaired by Mr. Huffman.

Under the heading “MANAGEMENT OF THE FUND – Board Member Qualifications”, the following paragraphs relating to Messrs. Gerber, Ribbens and Ullmann are inserted:

“Mr. Gerber brings significant experience in corporate finance and accounting matters gained through his prior positions as Executive Vice President and Chief Financial Officer of TD Ameritrade Holding Corporation (TD Ameritrade) where he oversaw investor relations, business development, certain treasury functions and finance operations, and as audit manager primarily focusing on public companies for Coopers & Lybrand, now known as PricewaterhouseCoopers LLP. Mr. Gerber also brings experience in the asset management industry through his prior position as a Manager of Amerivest Investment Management, LLC, a registered investment adviser and wholly owned subsidiary of TD Ameritrade. Through his position as a director of a public operating company, where he serves on the compensation, audit, and nominating and corporate governance committees, he also brings a different perspective on corporate governance. He also has experience with operational issues.

Mr. Ribbens brings significant business experience in the asset management industry through his former role as President and Managing Partner of Heartland Advisors, Inc., a registered investment adviser, where he oversaw day to day operations of the firm and its strategic direction. His experience with investment teams, particularly on the equity side, and his role in product creation were perceived to be helpful in the evaluation of the firm, investment personnel, process and performance provided by the Series Fund’s sub-advisers. He also brings valuable experience through his role as a member of the investment committee of a prior employer and in other areas of the investment management industry, including distribution, brokerage and insurance sales.

Mr. Ullmann brings significant investment experience in the fixed income markets, particularly structured products and mortgage-backed securities, gained through his previous experience as an executive officer and leader within the fixed income divisions of a number of financial services firms. Mr. Ullmann also has a strong working knowledge of the equity markets, gained in part through his work as chief operating officer of the global research division of a major investment bank. He also brings a broad base of knowledge of the investment management business and securities markets through his experience with mutual fund, bank, insurance and hedge fund clients, and his familiarity with risk management, regulatory and compliance issues gained through previous experience and as founder and principal of DMU Financial Consulting, LLC, a financial services consulting firm. His experience with building and assessing teams is perceived to be particularly helpful when evaluating the capabilities of the Series Fund’s sub-advisers.”

Under the heading “MANAGEMENT OF THE FUND” – Directors’ and Officers’ Holdings”, the following information is added to the beneficial ownership table for Messrs. Gerber, Ribbens and Ullmann as of August 31, 2016 (the record date for the Special Meeting of Shareholders):

	Dollar Range of Equity Securities in the Portfolios		Aggregate Dollar Range of Equity Securities in All Portfolios Overseen by Director in Family of Investment Companies
	Name of Portfolio	Dollar Range
Independent Director	N/A	A	A
William J. Gerber	N/A	A	A
David Ribbens	N/A	A	A
Donald M. Ullmann	N/A	A	A

In addition, the last sentence of that section is deleted and replaced with the following: “As of August 31, 2016, the directors and executive officers of the Fund, as a group, beneficially owned less than 1% of the shares of each Portfolio.”

In “APPENDIX B – Directors and Officers”, the following information for Messrs. Gerber, Ribbens and Ullmann is added to the table under “Independent Directors”:

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors
William J. Gerber c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	Director	2017*	Retired. From 2006 to 2015, Chief Financial Officer, and from 2007 to 2015, Executive Vice President, of TD Ameritrade Holdings Corporation.	27	Director of Ballantyne Strong, Inc., a developer of technology solutions for digital applications (2015 to present)
David Ribbens c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1961	Director	2017*	Retired. From 2015 to 2016, President, Managing Partner, and Director of Heartland Advisors, Inc. From 2008 to 2015, Executive Vice President and Head of Distribution, Managing Partner, and Director of Heartland Advisors, Inc.	27	None
Donald M. Ullmann c/o Northwestern Mutual Series Fund Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1957	Director	2017*	Since 2015, Principal of DMU Financial Consulting, LLC. From 2013 to 2015, Managing Director, Head of Product Development, Fixed Income at Guggenheim Securities. From 2012 to 2013, Executive Managing Director, Co-head, MBS and Rates Division at Gleacher & Co. From 2009 to 2011, Executive Vice President, Head of Fixed Income Trading and Co-Head of Fixed Income Sales at Keefe, Bruyette and Woods, Inc.	27	None

The following is added as the last sentence to the footnote following the table: “Messrs. Gerber, Ribbens and Ullmann were elected as directors effective January 1, 2017.”

Growth Stock Portfolio – Updated Advisory Fee Waiver and Sub-Advisory Fee Information

Effective January 1, 2017, the sub-section titled “INVESTMENT ADVISORY AND OTHER SERVICES – The Adviser – Advisory Fee Waiver Agreements” beginning on page B-64 is amended so that the paragraph addressing fee waivers related to the Growth Stock Portfolio is modified to include the following additional paragraph:

“Effective January 1, 2017, Mason Street Advisors has agreed to an additional waiver of a portion of its management fee relating to the Growth Stock Portfolio on average net assets over $300 million such that the fee is 0.60% on the Portfolio’s first $50 million of average net assets, 0.50% on the next $50 million, 0.40% on the next $200 million and 0.38% on average net assets in excess of $300 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2017.”

The SAI is also amended by deleting the third sentence of the paragraph relating to The Boston Company Asset Management, LLC (“The Boston Company”) that appears on page B-67 under the sub-section titled “INVESTMENT ADVISORY AND OTHER SERVICES – The Sub-Advisers” and replacing it with the following:

“Effective January 1, 2017, for services to the Growth Stock Portfolio, Mason Street Advisors pays The Boston Company a fee based on the average daily net assets of the Portfolio at the following rates: 0.30% on the first $100 million of assets, 0.25% on the next $100 million, 0.20% on the next $100 million and 0.17.5% on assets over $300 million.”

Please retain this Supplement for future reference.